SPDR® Series Trust

SPDR Kensho Intelligent Structures ETF

SPDR Kensho Smart Mobility ETF

SPDR Kensho Future Security ETF

(each, a “Fund”)

Supplement dated May 1, 2019

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

each dated October 31, 2018, as may be supplemented from time to time

Effective May 6, 2019, the number of Fund Shares required for a Creation Unit of each Fund has changed from 50,000 to 10,000. As a result, as of May 6, 2019, all references in the Summary Prospectuses, Prospectus and SAI to the number of Fund Shares required for a Creation Unit of a Fund are updated accordingly.

In addition, effective May 6, 2019, the following updates are made to the Prospectus and Summary Prospectuses:

1.	The “Purchase and Sale Information” sections in the Prospectus and Summary Prospectuses are replaced with the following:

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 10,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash at the net asset value (“NAV”) next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange is open for business.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

2.	The following is added to the beginning of the “Additional Purchase and Sale Information” section:

Each Fund issues and redeems Fund Shares in large blocks of 10,000 Fund Shares known as Creation Units. Only an AP may purchase or redeem Creation Units directly with a Fund, in accordance with the procedures described in the SAI. Except when aggregated in Creation Units, Shares are not redeemable by the Funds. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in acceptable form under the authorized participant agreement. The net asset value of a Fund is calculated by State Street and determined as of the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

An AP may purchase a Creation Unit of a Fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash approximating the holdings of the Fund. An AP may redeem a Creation Unit of a Fund on any business day. Redemption proceeds for a Creation Unit will consist of portfolio securities and/or cash. This method is used during both normal and stressed market conditions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. When purchasing or redeeming Creation Units, APs are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

Under normal circumstances, each Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the agreement between the AP and the Distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, as permitted by the 1940 Act, and, in certain circumstances, up to fifteen days with respect to foreign securities as permitted by an SEC exemptive order.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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